AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 2001
                                                      REGISTRATION NO. 333-56142
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM F-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                       ----------------------------------
                              ROYAL BANK OF CANADA
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CANADA                             6081                       13-5357855
(State or other jurisdiction of    (Primary Standard Industrial        (I.R.S. Employer
 incorporation or organization     Classification Code Number)      Identification Number)

                              ROYAL BANK OF CANADA
                                 200 BAY STREET
                                TORONTO, ONTARIO
                                 CANADA M5J 2J5
                                 (416) 974-5151
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                               SAM L. ABRAM, ESQ.
                              ROYAL BANK OF CANADA
                                ONE LIBERTY PLAZA
                                    3RD FLOOR
                          NEW YORK, NEW YORK 10006-1404
                                 (212) 428-6240
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                       ----------------------------------
                                   COPIES TO:

 DONALD J. TOUMEY, ESQ.                            ELIZABETH EDELMAN, ESQ.
  SULLIVAN & CROMWELL                              RBC CENTURA BANKS, INC.
    125 BROAD STREET                                1417 CENTURA HIGHWAY
NEW YORK, NEW YORK 10004                      ROCKY MOUNT, NORTH CAROLINA 27804
     (212) 558-4000                                    (252) 454-4400
                         ------------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not Applicable.

                       ----------------------------------

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

================================================================================

                       DEREGISTRATION OF UNSOLD SECURITIES

         Royal Bank of Canada ("Royal Bank") is filing this Post-Effective Amendment No. 2 to amend its Registration Statement on Form F-4 (the "Registration Statement"), originally filed on February 23, 2001, as amended on March 29, 2001 and April 2, 2001. The Registration Statement pertains to the issuance by Royal Bank of Common Shares, without par value, ("Common Shares") pursuant to an Agreement and Plan of Merger between Royal Bank and Centura Banks, Inc., dated January 26, 2001.

         In accordance with an undertaking made by Royal Bank in the Registration Statement to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offer, Royal Bank hereby removes from registration 2,601,723 Common Shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Toronto, Canada, on June 28, 2001.

                                ROYAL BANK OF CANADA

                                By:  /s/ John Edward Cleghorn
                                     -------------------------------------------
                                     Name:  John Edward Cleghorn
                                     Title: Chairman and Chief Executive Officer


                                By:  /s/ Peter William Currie
                                     -------------------------------------------
                                     Name:  Peter William Currie
                                     Title: Vice-Chairman and Chief Financial
                                            Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      NAME                                    TITLE                          DATE
                      ----                                    -----                          ----

            /s/ John Edward Cleghorn                     Chairman and                   June 28, 2001
------------------------------------------------     Chief Executive Officer
              John Edward Cleghorn                       And Director

            /s/ Peter William Currie                    Vice-Chairman and               June 28, 2001
------------------------------------------------     Chief Financial Officer
              Peter William Currie

               /s/ Stephen Bitove                       Vice-President and              June 28, 2001
------------------------------------------------         Chief Accountant
                 Stephen Bitove

                                                             Director                   June 28, 2001
------------------------------------------------
            William Geoffrey Beattie

                       *                                     Director                   June 28, 2001
------------------------------------------------
               George Alan Cohon

                       *                                     Director                   June 28, 2001
------------------------------------------------
           George Neldon (Mel) Cooper

                       *                                     Director                   June 28, 2001
------------------------------------------------
              Douglas Thorne Elix

                                                             Director                   June 28, 2001
------------------------------------------------
              John Thomas Ferguson

                                                             Director                   June 28, 2001
------------------------------------------------
               Louis Yves Fortier

                       *                                     Director                   June 28, 2001
------------------------------------------------
          Marie Gilbert Paule Gauthier

                       *                                     Director                   June 28, 2001
------------------------------------------------
          James Malcolm Edward Newall


                      NAME                                    TITLE                          DATE
                      ----                                    -----                          ----

                                                             Director                   June 28, 2001
------------------------------------------------
             Gordon Melbourne Nixon

                                                             Director                   June 28, 2001
------------------------------------------------
              David Peter O'Brien

                       *                                     Director                   June 28, 2001
------------------------------------------------
            Charlotte Reynolds Otto

                                                             Director                   June 28, 2001
------------------------------------------------
             Robert Byron Peterson

                                                             Director                   June 28, 2001
------------------------------------------------
              Joao Pedro Reinhard

                       *                                     Director                   June 28, 2001
------------------------------------------------
          Hartley Thorbjorn Richardson

                                                             Director                   June 28, 2001
------------------------------------------------
               Kenneth Cecil Rowe

                       *                                     Director                   June 28, 2001
------------------------------------------------
         Joseph Armand Guy Saint-Pierre

                       *                                     Director                   June 28, 2001
------------------------------------------------
             Robert Trevor Stewart

                       *                                     Director                   June 28, 2001
------------------------------------------------
              Allan Richard Taylor

                       *                                     Director                   June 28, 2001
------------------------------------------------
       Margaret Sheelagh Dillon Whittaker

                       *                                     Director                   June 28, 2001
------------------------------------------------
              Victor Leyland Young

                /s/ Sam L. Abram                   Authorized Representative in         June 28, 2001
------------------------------------------------        the United States
                  Sam L. Abram


*By:  /s/ Peter W. Currie
      ------------------------
         Peter W. Currie
         Attorney-in-fact